SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	(together, the “SA Funds”)

Supplement dated May 1, 2017 to the
SA Funds’ Prospectus and Statement of Additional Information,
each dated October 29, 2016

This Supplement amends information in the SA Funds’ Prospectus and Statement of Additional Information, each dated October 29, 2016. You may obtain a copy of a Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective May 1, 2017, Lukas J. Smart is added as a portfolio manager of SA U.S. Core Market Fund and SA Real Estate Securities Fund.

Mr. Smart is a Senior Portfolio Manager and Vice President of Dimensional Fund Advisors LP (the “Sub-Adviser”). He has been a portfolio manager for the Sub-Adviser since 2010, and a portfolio manager of the SA U.S. Core Market Fund and SA Real Estate Securities Fund since 2017.

Effective May 1, 2017, Henry F. Gray is no longer a portfolio manager of any of the SA Funds.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195